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                                                               EXHIBIT 99.(4)(1)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated
September 3, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-103421) and related Prospectus of Claymore Securities Defined Portfolios, Series 144.

                                           /s/ Grant Thornton LLP
                                           ----------------------

                                           GRANT THORNTON LLP


Chicago, Illinois
September 3, 2003